UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 2004

BOSTON CAPITAL TAX CREDIT FUND V L.P.

(Exact name of registrant as specified in its charter)

Delaware 0-26200 04-3208648

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

c/o Boston Capital Corporation,

One Boston Place, Boston, Massachusetts 02108-4406

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code	(617) 624-8900

None

(Former name or former address, if changed since last report)

Explanatory Note

The purpose of this 8-K is to reference the erroneous filing by such filing's accession number 0000913778-04-000081, filed on 8/02/2004. The referenced filing was submitted in error under the incorrect CIK number.

Item 5. Other Events

As of June 2004 Boston Capital Tax Credit Fund V L.P., a Delaware limited partnership, specifically Series 47 thereof, entered into various agreements relating to Countrybrook Champaign Limited Partnership, a Illinois limited partnership (the "Operating Partnership") on behalf of Series 47 of the Partnership, including the Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated as of June 23, 2004 (the "Operating Partnership Agreement"), pursuant to which Series 47 acquired a limited partner interest in the Operating Partnership. Capitalized terms used and not otherwise defined herein have their meanings set forth in the Operating Partnership Agreement.

The Operating Partnership owns a 150 unit apartment complex for families located at Champaign in Champaign County, IL, which is known as Countrybrook Apartments (the "Apartment Complex"). The Apartment Complex consists of 10 buildings containing 72 one-bedroom units, 58 two-bedroom units and 20 three-bedroom units. Amenities include a community room, exercise room, storage, washer/dryer hookups and a playground. Construction of the Apartment Complex commenced in July 2004 and is scheduled for completion in July 2005. 100% Occupancy is scheduled for July 2005.

The Operating Partnership expects to receive permanent financing in the amount of $6,010,000 (the "Permanent Mortgage") from Illinois Housing Development Authority. The Permanent Mortgage is expected to bear interest at 6.17% per annum payable over a 40 year amortization period and a 40 year term. The Operating Partnership also expects to receive permanent financing in the amount of $1,500,000 (the "Second Permanent Mortgage") from Illinois Housing Development Authority. The Permanent Mortgage is expected to bear interest at 5.47% per annum payable over a 12 year amortization period and a 12 year term.

It is expected that 97.33% of the rental apartment units in the Apartment Complex will qualify for the low-income housing tax credit (the "Tax Credits") under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code").

The general partner of the Operating Partnership is Countrybrook Champaign Management, LLC, (the "General Partner"). The principals of the General Partner are Christopher Collins, Anthony Nickas, Roger Gendron, Chris Poulin, Richard McGoldrick, Drew Fitch and Jeff Murtha.

Series 47 acquired its interest in the Operating Partnership directly from the Operating Partnership in consideration of an agreement to make a Capital Contribution of $2,163,644 to the Operating Partnership in 4 installments as follows:

(1) $1,622,733 (the "First Installment") on the latest to occur of (A) Tax Credit Set-Aside, (B) the closing of the Bond Loan, (C) the closing of the Trust Fund Loan, (D) Admission Date, or (E) receipt of a final and approved set of construction drawings;

(2) $108,182 (the "Second Installment"), on the later of (A) the 50% Completion Date, or (B) receipt of a fully executed Management Agreement in form and substance acceptable to the Special Limited Partner;

(3) $324,547 (the "Third Installment") or the latest to occur of (A) the

Completion Date, (B) receipt of an updated Title Policy in form and substance satisfactory to the Special Limited Partner, which policy in no event shall contain a survey exception, (C) receipt by the Investment Limited Partner of the Contractor Pay-Off Letter and updated evidence of satisfaction of the Insurance Requirements, or (D) receipt of an estoppel certificate satisfactory to the Special Limited Partner from the Bond Lender and the Trust Fund Lender, and;

(4) $108,182 (the "Fourth Installment") on the latest to occur of (A) Cost

Certification, (B) the Initial Substantial Occupancy Date, (C) State Designation, (D) Tenant Income Certification Date, (E) the Debt Service Coverage Date, or (F) Permanent Mortgage Commencement;

The First Installment has been paid by Series 47.

The total Capital Contribution of Series 47 to the Operating Partnership is based on the Operating Partnership receiving $2,774,180 in Tax Credits during the 10-year period commencing in May 2005 of which 99.99% ($2,773,903) will be allocated to Series 47 as the Investment Limited Partner of the Operating Partnership.

Series 47 believes that the Apartment Complex is adequately insured.

Ownership interests in the Operating Partnership are as follows, subject in each case to certain priority allocations and distributions as set forth in the Operating Partnership Agreement:
	Profits, Losses and Tax Credits from Normal Operations	Capital Transactions	Cash Flow
General Partner	0.01%	90%	90%
Series 47	99.99%	10%	10%
Special Limited Partner	0%	0%	0%

The Special Limited Partner of the Operating Partnership is BCTC 94, Inc., an affiliate of Series 47.

Series 47 used funds obtained from the payments of the holders of its beneficial assignee certificates to make the acquisition of its interest in the Operating Partnership.

Boston Capital, or an Affiliate thereof, will receive a fee (the "Asset Management Fee") commencing in 2006 from the Operating Partnership, for services in connection with the Operating Partnership's accounting matters and the preparation of tax returns and reports to the Partnership, in the annual amount of $3,500. The Asset Management Fee for each Fiscal Year will be payable from Cash Flow in the manner and priority set forth in Section 10.2(a) of the Operating Partnership Agreement, provided, however, that if, in any Fiscal Year, Cash Flow is insufficient to pay the full amount of the Asset Management Fee, the General Partner shall advance the amount of such deficiency to the Operating Partnership as a Subordinated Loan. If for any reason the Asset Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

The Operating Partnership will pay the General Partner a fee (the "Partnership Management Fee") commencing in 2006 for services in connection with the administration of the day-to-day business of the Operating Partnership in an annual amount equal to $3,500. The Partnership Management Fee for each fiscal year of the Operating Partnership shall be payable from Cash Flow in the manner set forth in Section 10.2(a) of the Operating Partnership Agreement. If for any reason the Partnership Management Fee is not paid in any Fiscal Year, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first Fiscal Year in which there is sufficient Cash Flow or Capital Proceeds as provided in Article X of the Operating Partnership Agreement.

In consideration of its consultation, advice and other services in connection with the construction and development of the Apartment Complex, the Operating Partnership will pay the Developer a fee (the "Development Fee") in the principal amount of $1,177,166. The Development Fee, $403,846 of which will be deferred, shall be due and payable only in accordance with Section 6 of the Development Agreement and, if not sooner paid, the total amount then outstanding will be payable on the tenth (10th) anniversary of the end of the Tax Credit Period from the proceeds of an additional General Partner Capital Contribution.

Item 7. Exhibits.

	(c)	Exhibits.	Page
(1)	(a)	Form of Dealer-Manager Agreement between Boston Capital Services, Inc. and the Registrant (including, as an exhibit thereto, the form of Soliciting Dealer Agreement)
(2)	(a)	Agreement of Limited Partnership of the Partnership

Incorporated by reference to Exhibit (1) to Registration Statement No. 33-70564 on Form S-11, as filed with the Securities and Exchange Commission.

2 Incorporated by reference to Exhibit (2) to Registration Statement No. 33-70564 on Form

S-11, as filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 2, 2007

BOSTON CAPITAL TAX CREDIT FUND V L.P.

By: Boston Capital Associates V L.P.,

its General Partner

By: BCA Associates Limited Partnership, its

General Partner

By: C&M Management, Inc., its

sole General Partner

By: /s/ John P. Manning__

John P. Manning, President